UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 10, 2021 (December 9, 2021)
_______________________

POINT BIOPHARMA GLOBAL INC.
(Exact name of registrant as specified in its charter)
_______________________

Delaware (State or other jurisdiction of incorporation)	001-39311 (Commission File Number)	85-0800493 (I.R.S. Employer Identification No.)
4850 West 78th Street, Indianapolis, IN, 46268
(Address of principal executive offices and zip)

(647) 812-2417
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)
_______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	PNT	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Information responsive to Item 5.02(e):

Effective December 9, 2021, the Compensation Committee of the Board of Directors (the “Committee”) of POINT Biopharma Global Inc. (the “Company”), pursuant to Section 2(b) of the Company’s 2021 Equity Incentive Plan (the “2021 Plan”), provided that all stock options previously granted under the 2021 Plan and still outstanding would automatically become fully vested and exercisable as of the effective time of a Sale Event (as defined in the 2021 Plan). Each of the Company’s named executive officers currently has outstanding stock options that are impacted by this action.

In addition, the Committee approved the revised form of option agreements to be used by the Company in future grants of stock options to provide that upon any Sale Event, the stock options granted under the 2021 Plan and still outstanding shall automatically become fully vested and exercisable as of the effective time of the Sale Event. The revised form of option agreements are filed as Exhibits 10.1, 10.2 and 10.3 to this Form 8-K.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.
Number        Exhibit
10.1    Revised Form of Non-Qualified Stock Option Agreement under the POINT Biopharma Global Inc. 2021 Equity Incentive Plan (Employees).
10.2    Revised Form of Non-Qualified Stock Option Agreement under the POINT Biopharma Global Inc. 2021 Equity Incentive Plan (Directors).
10.3    Revised Form of Incentive Stock Option Agreement under the POINT Biopharma Global Inc. 2021 Equity Incentive Plan.
104        Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 10, 2021	POINT BIOPHARMA GLOBAL INC.

	By:	/s/ Bill Demers
	Name:	Bill Demers
	Title:	Chief Financial Officer